Fees Summary	May 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,747,029,000
Previously Paid Amount	0
Total Fee Amount	267,470.15
Total Offset Amount	0
Net Fee	$ 267,470.15